As filed with the Securities and Exchange Commission on September 9, 1998

                                                     Registration No. 33-47846

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form S-3
                         Post-Effective Amendment No. 2
                                       To
                             Registration Statement
                                      Under
                           The Securities Act of 1933

                             ThermoTrex Corporation
               (Exact name of registrant as specified in charter)

      Delaware                                             52-1711436
(State or other jurisdiction of           (IRS Employer Identification Number)
 incorporation or organization)

                           10455 Pacific Center Court
                           San Diego, California 92121
                                 (619) 646-5300
    (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

                          Sandra L. Lambert, Secretary
                             ThermoTrex Corporation
                         c/o Thermo Electron Corporation
                                 81 Wyman Street
                                  P.O. Box 9046
                        Waltham, Massachusetts 02454-9046
                                 (781) 622-1000
            (Name, address, including zip code, and telephone number,
                   including area code, of agent for service)

                                   Copies to:
                             Seth H. Hoogasian, Esq.
                                 General Counsel
                             ThermoTrex Corporation
                         c/o Thermo Electron Corporation
                                 81 Wyman Street
                                  P.O. Box 9046
                        Waltham, Massachusetts 02454-9046
                                 (781) 622-1000
                             ----------------------

     Approximate date of commencement of proposed sale to public: As soon as practicable after the Registration Statement has become effective.

     If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box. [X]

     If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act of 1933, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

     If this form is a  post-effective  amendment  filed pursuant to Rule 462(c)
under  the  Securities  Act of  1933,  check  the  following  box and  list  the
Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

                            ----------------------


     This  post-effective   amendment  removes  from  registration  any  of  the
securities which remained unsold as of the date of the filing of this post-effective amendment. The registration is hereby terminated.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Act, the Registrant has duly caused this Post-Effective Amendment No. 2 to Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of San Diego, California, on this 9th day of September, 1998.
                                   THERMOTREX CORPORATION


                                   By:    /s/ Gary S. Weinstein
                                          ---------------------
                                          Gary S. Weinstein
                                          Chairman and Chief Executive Officer

Signature                        Title                      Date
---------                        -----                      ----

/s/ Gary S. Weinstein            Chief Executive Officer,   September 9, 1998
-------------------------        Chairman of the Board and
Gary S. Weinstein                Director (Principal
                                 Executive Officer)

/s/ John N. Hatsopoulos*         Chief Financial Officer    September 9, 1998
-------------------------        and Senior Vice President
John N. Hatsopoulos              (Principal Financial
                                 Officer)

/s/ Paul F. Kelleher*            Chief Accounting Officer   September 9, 1998
-------------------------        (Principal Accounting
Paul F. Kelleher                 Officer)


/s/ Morton Collins*              Director                   September 9, 1998
-------------------------
Morton Collins

/s/ Peter O. Crisp*              Director                   September 9, 1998
-------------------------
Peter O. Crisp

/s/ Paul F. Ferrari*             Director                   September 9, 1998
-------------------------
Paul F. Ferrari

/s/ George N. Hatsopoulos*       Director                   September 9, 1998
-------------------------
George N. Hatsopoulos

/s/ Robert C. Howard*            Director                   September 9, 1998
-------------------------
Robert C. Howard

/s/ Nicholas T. Zervas*          Director                   September 9, 1998
-----------------------
Nicholas T. Zervas

*By:/s/ Paul F. Kelleher
    --------------------
    Paul F. Kelleher
    Attorney-in-Fact